Exhibit 99.1
Investor Presentation NYSE: AUB February – March 2025

2 Forward Looking Statements This presentation and statements by our management may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include, without limitation, statements on the slides entitled “Virginia’s Bank and Sizeable Opportunity to Take Market Share from the Big Three,” “Market Opportunity in Maryland and North Carolina,” “We are focused on three Strategic Priorities,” “Q4 2024 and Full Year 2024 Highlights“ and “2025 AUB Standalone Financial Outlook,” statements regarding the pending merger with Sandy Spring Bancorp, Inc. (“Sandy Spring”), our business, financial and operating results, including our deposit base and funding, the impact of changes in economic conditions, management’s belief regarding our liquidity, capital resources, asset quality, customer relationships, and statements that include other projections, predictions, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such forward-looking statements are based on certain assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties, and other factors, some of which cannot be predicted or quantified, that may cause actual results, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “seek to,” “potential,” “continue,” “confidence,” or words of similar meaning or other statements concerning opinions or judgment of Atlantic Union Bankshares Corporation (the “Company”) and our management about future events. Although we believe that our expectations with respect to forward-looking statements are based on reasonable assumptions within the bounds of our existing knowledge of our business and operations, there can be no assurance that actual future results, performance, or achievements of, or trends affecting, us will not differ materially from any projected future results, performance, achievements or trends expressed or implied by such forward-looking statements. Actual future results, performance, achievements or trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of or changes in: • market interest rates and their related impacts on macroeconomic conditions, customer and client behavior, our funding costs and our loan and securities portfolios; • inflation and its impacts on economic growth and customer and client behavior; • adverse developments in the financial industry generally, such as bank failures, responsive measures to mitigate and manage such developments, related supervisory/regulatory actions and costs, and related impacts on customer behavior; • the sufficiency of liquidity and changes in our capital position; • general economic and financial market conditions in the United States generally and particularly in the markets in which we operate and which our loans are concentrated, including the effects of declines in real estate values, an increase in unemployment levels and slowdowns in economic growth; • the failure to close our proposed merger with Sandy Spring when expected or at all because remaining required regulatory approvals, Company shareholder or Sandy Spring stockholder or other approvals or conditions to closing are not received or satisfied on a timely basis or at all, and the risk that any regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed merger; • the occurrence of any event, change or other circumstances that could give rise to the right of the Company or Sandy Spring to terminate the merger agreement; • risks related to Sandy Spring’s business that we will be subject to after closing, including its commercial real estate portfolio; • any change in the purchase accounting assumptions regarding the Sandy Spring assets to be acquired and liabilities to be assumed used to determine the fair value of credit marks; • the proposed merger with Sandy Spring may be more expensive or take longer to complete than anticipated; • the diversion of management’s attention from ongoing business operations and opportunities due to the proposed merger with Sandy Spring; • the dilutive effect of shares of our common stock to be issued in connection with the proposed merger with Sandy Spring or pursuant to the previously disclosed forward sale agreements with Morgan Stanley & Co. LLC; • changes in the Company’s or Sandy Spring’s share price before closing; • the impact of purchase accounting with respect to the American National acquisition, or change in the assumptions used regarding the assets acquired and liabilities assumed to determine the fair value and credit marks; • the possibility that the anticipated benefits of the proposed merger with Sandy Spring or the American National acquisition, including anticipated cost savings and strategic gains, are not realized when expected or at all, including because of the impact of, or problems arising from, the integration of the companies or because of the strength of the economy, competitive factors in the areas where we do business, or other unexpected factors or events; • potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed merger with Sandy Spring or the American National acquisition; • monetary and fiscal policies of the U.S. government, including the U.S. Department of the Treasury and the Federal Reserve; • the quality or composition of our loan or investment portfolios and changes therein; • demand for loan products and financial services in our market areas; • our ability to manage our growth or implement our growth strategy; • the effectiveness of expense reduction plans; • the introduction of new lines of business or new products and services; • our ability to identify, recruit and retain key employees; • real estate values in our lending area; • changes in accounting principles, standards, rules, and interpretations, and the related impact on our financial statements; • an insufficient ACL or volatility in the ACL resulting from the CECL methodology, either alone or as that may be affected by changing economic conditions, credit concentrations, inflation, changing interest rates, or other factors; • concentrations of loans secured by real estate, particularly commercial real estate; • the effectiveness of our credit processes and management of our credit risk; • our ability to compete in the market for financial services and increased competition from fintech companies; • technological risks and developments, and cyber threats, attacks, or events; • operational, technological, cultural, regulatory, legal, credit, and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; • the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts, geopolitical conflicts or public health events (such as pandemics), and of governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of our borrowers to satisfy their obligations to us, on the value of collateral securing loans, on the demand for our loans or our other products and services, on supply chains and methods used to distribute products and services, on incidents of cyberattack and fraud, on our liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of our business operations and on financial markets and economic growth; • performance by our counterparties or vendors; • deposit flows; • the availability of financing and the terms thereof; • the level of prepayments on loans and mortgage-backed securities; • the effects of legislative or regulatory changes and requirements, including changes in federal, state or local tax laws; • actual or potential claims, damages, and fines related to litigation or government actions, which may result in, among other things, additional costs, fines, penalties, restrictions on our business activities, reputational harm, or other adverse consequences; • any event or development that would cause us to conclude that there was an impairment of any asset, including intangible assets, such as goodwill; and • other factors, many of which are beyond our control. Please also refer to such other factors as discussed throughout Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K for the year ended December 31, 2023, and related disclosures in other filings, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. All risk factors and uncertainties described herein and therein should be considered in evaluating forward-looking statements, and all of the forward-looking statements are expressly qualified by the cautionary statements contained or referred to herein and therein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or our businesses or operations. Readers are cautioned not to rely too heavily on the forward-looking statements. Forward-looking statements speak only as of the date they are made. We do not intend or assume any obligation to update, revise or clarify any forward-looking statements that may be made from time to time by or on behalf of the Company, whether because of new information, future events or otherwise, except as required by law.

3 Additional Information Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures are a supplement to GAAP, which is used to prepare our financial statements, and should not be considered in isolation or as a substitute for comparable measures calculated in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to non-GAAP financial measures of other companies. We use the non-GAAP financial measures discussed herein in our analysis of our performance. Our management believes that these non-GAAP financial measures provide additional understanding of ongoing operations, enhance comparability of results of operations with prior periods, show the effects of significant gains and charges in the periods presented without the impact of items or events that may obscure trends in our underlying performance, or show the potential effects of accumulated other comprehensive income (or AOCI) or unrealized losses on securities on our capital. This presentation also includes certain projections of non-GAAP financial measures. Due to the inherent variability and difficulty associated with making accurate forecasts and projections of information that is excluded from these projected non-GAAP measures, and the fact that some of the excluded information is not currently ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable projected GAAP financial measures without unreasonable effort. Consequently, no disclosure of projected comparable GAAP measures is included, and no reconciliation of forward-looking non-GAAP financial information is included. Please see “Reconciliation of Non-GAAP Disclosures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure. No Offer or Solicitation This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. About Atlantic Union Bankshares Corporation Headquartered in Richmond, Virginia, Atlantic Union Bankshares Corporation (NYSE: AUB) is the holding company for Atlantic Union Bank. Atlantic Union Bank had 129 branches located throughout Virginia and in portions of Maryland and North Carolina as of December 31, 2024. Certain non-bank financial services affiliates of Atlantic Union Bank include: Atlantic Union Equipment Finance, Inc., which provides equipment financing; Atlantic Union Financial Consultants, LLC, which provides brokerage services; and Union Insurance Group, LLC, which offers various lines of insurance products.

4 Largest Regional Banking Company Headquartered in Virginia Our Company Soundness | Profitability | Growth *Data as of 12/31/2024, market capitalization as of 1/22/2025 1) Regional bank defined as having less than $100 billion in assets; rank determined by asset size; market share data per S&P Global Market Intelligence as of June 30, 2024 Highlights ($bn) • 129 branches across Virginia, North Carolina and Maryland footprint • #1 regional bank1 deposit market share in Virginia • Strong balance sheet and capital levels • Committed to top-tier financial performance with a highly experienced management team able to execute change 4 $24.6 Assets $18.5 Loans $20.4 Deposits $3.4 Market Capitalization Branch/Office Footprint

5 Our Shareholder Value Proposition Leading Regional Presence Dense, uniquely valuable presence across attractive markets Financial Strength Solid balance sheet & capital levels Attractive Financial Profile Solid dividend yield & payout ratio with earnings upside Strong Growth Potential Organic & acquisition opportunities Peer-Leading Performance Committed to top-tier financial performance

6 Virginia’s Bank and Sizeable Opportunity to Take Market Share from the Big Three Source: SNL Financial and FDIC deposit data Deposit and branch data as of 6/30/24 which is presented on a pro forma basis for any announced transactions Note: Excludes branches with deposits greater than $5.0 billion Virginia: All Banks Virginia: Banks Headquartered in VA Statewide Branch Footprint Brings Unique Franchise Value and Significant Growth Opportunity Growth Opportunity Franchise Strength Rank Institution Deposits ($mm) Market Share (%) Branches 1 Truist Financial Corp $48,427 21.3% 260 2 Wells Fargo & Co 32,756 14.4 185 3 Bank of America Corp. 25,539 11.3 101 4 Atlantic Union Bankshares Corp 20,678 9.1 130 5 TowneBank 10,684 4.7 38 6 United Bankshares Inc. 9,057 4.0 80 7 PNC Financial Services Group Inc. 5,031 2.2 57 8 Capital One Financial Corp. 5,014 2.2 20 9 Burke & Herbert 3,797 1.7 37 10 Carter Bank & Trust 3,334 1.5 53 Top 10 Banks $164,317 72.4% 961 All Institutions in Market $226,917 100.0% 1,843 Rank Institution Deposits ($mm) Market Share (%) Branches 1 Atlantic Union Bankshares Corp. $20,678 24.3% 130 2 TowneBank 10,684 12.5 38 3 Capital One Financial Corp. 5,014 5.9 20 4 Burke & Herbert 3,797 4.5 37 5 Carter Bank & Trust 3,334 3.9 53 6 Primis Financial Corp 3,173 3.7 25 7 First Bancorp Inc. 2,685 3.2 20 8 Blue Ridge Bankshares Inc. 2,354 2.8 30 9 C&F Financial Corp 2,118 2.5 31 10 FVCBankcorp Inc. 1,861 2.2 5 Top 10 Banks $55,698 65.5% 389 All Institutions in Market $85,196 100.0% 827

7 Market Opportunity in Maryland and North Carolina Source: SNL Financial and FDIC deposit data Deposit and branch data as of 6/30/24; which is presented on a pro forma basis for any announced transactions Note: Excludes branches with deposits greater than $5.0 billion North Carolina: All Banks Maryland: All Banks Rank Institution Deposits ($mm) Market Share (%) Branches 1 Truist Financial Corp. $43,459 19.5% 275 2 Wells Fargo & Co. 37,836 17.0 229 3 First Citizens BancShares Inc. 25,019 11.2 200 4 Bank of America Corp. 20,970 9.4 106 5 PNC Financial Services Group Inc. 10,335 4.6 104 6 First Bancorp 9,152 4.1 101 7 Fifth Third Bancorp 7,702 3.5 77 8 F.N.B. Corp. 7,636 3.4 91 9 First Horizon Corp. 6,832 3.1 79 10 Pinnacle Financial Partners Inc. 6,504 2.9 48 26 Atlantic Union Bankshares Corp. 1,036 0.5 11 Top 10 Banks $175,445 78.7% 1,310 All Institutions in Market $222,801 100.0% 1,995 Rank Institution Deposits ($mm) Market Share (%) Branches 1 Bank of America Corp. $30,444 17.6% 118 2 Truist Financial Corp. 21,651 12.5 138 3 M&T Bank Corp. 18,295 10.6 160 4 PNC Financial Services Group Inc. 17,273 10.0 117 5 Wells Fargo & Co. 11,695 6.8 75 6 Capital One Financial Corp. 11,342 6.6 42 7 Atlantic Union Bankshares Corp 9,661 5.6 41 8 Forbright Inc. 5,502 3.2 3 9 Eagle Bancorp Inc. 5,494 3.2 7 10 Shore Bancshares Inc. 4,718 2.7 36 Top 10 Banks $136,075 78.8% 737 All Institutions in Market $173,222 100.0% 1,170 Growth Opportunity in both Maryland and North Carolina Growth Opportunity Growth Opportunity

8 Among the Most Attractive Markets in USA Source: SNL Financial; Bureau of Economic Analysis; Bureau of Labor Statistics, Fortune.com, U.S. News & World Report; Forbes, CNBC, U.S. Small Business Administration, USA Today; Business Facilities; most recent data available ranked Virginia the Best State for Business for 2024, 2021 and 2020 and 2nd best in 2023 North Carolina ranked 2nd best in 2024 and best in 2023 ranked Virginia the 4 th Best State for Business and North Carolina 1 st ranked Virginia 13th for Best States • 16th for Economy • 10th for Education Virginia is home to 818,450 Small Businesses – 99.5% of Virginia businesses Virginia rated 1st in Workforce Training and Cybersecurity, 2 nd in Tech Talent Pipeline and 3 rd in Business Climate North Carolina rated 2nd in Business Climate # State # Companies 1 California 57 2 Texas 52 2 New York 52 4 Illinois 32 5 Ohio 27 6 Virginia 24 7 Florida 22 8 Pennsylvania 20 # State Pop. (mm) 1 California 39.2 2 Texas 30.7 3 Florida 22.7 4 New York 19.6 5 Pennsylvania 13.0 6 Illinois 12.5 7 Ohio 11.8 8 Georgia 11.1 # State HHI ($) 1 District of Columbia 98,916 2 Maryland 97,364 3 Massachusetts 96,584 4 New Jersey 96,278 5 New Hampshire 94,929 6 Washington 93,297 7 California 92,605 8 Hawaii 91,385 # State GDP ($bn) 1 California 3,987 2 Texas 2,664 3 New York 2,227 4 Florida 1,647 5 Illinois 1,107 6 Pennsylvania 998 7 Ohio 897 8 Georgia 833 Household Income ($) 2024 Population (mm) # State Pop. (mm) 9 North Carolina 10.9 10 Michigan 10.1 11 New Jersey 9.3 12 Virginia 8.8 13 Washington 7.9 14 Arizona 7.5 15 Tennessee 7.1 # State HHI ($) 9 Colorado 90,555 10 Connecticut 89,717 11 Virginia 89,172 12 Utah 88,438 13 Alaska 86,275 14 Minnesota 86,272 15 New York 81,057 GDP ($bn) Fortune 500 Companies # State # Companies 9 Georgia 18 10 Minnesota 17 11 Massachusetts 16 11 Michigan 16 13 Connecticut 15 14 New Jersey 14 15 North Carolina 12 # State GDP ($bn) 9 Washington 830 10 New Jersey 826 11 North Carolina 794 12 Massachusetts 759 13 Virginia 733 14 Michigan 679 15 Tennessee 540

9 Q4 2024 and Full Year 2024 Highlights Loan and Deposit Growth • Loans growth of approximately 3% annualized for the 4th quarter • Deposit growth of approximately 2% annualized for the 4th quarter • Loan/Deposit ratio of 90.6% at December 31, 2024 Asset Quality • Q4 2024 net charge-offs at 3 bps annualized and full year net charge-offs at 5 bps • Nonperforming assets increased in the fourth quarter as a $27.7 million asset-based C&I loan was classified as a non-accrual loan which resulted in a specific reserve of $13.1 million Positioning for Long Term • Lending pipelines remain healthy • Focus on performance of the core banking franchise and building out North Carolina teams • Disciplined expense management Differentiated Client Experience • Responsive, strong and capable alternative to large national banks, while competitive with and more capable than smaller banks Financial Ratios • Q4 2024 adjusted operating return on tangible common equity of 15.30%1 and Full Year 2024 adjusted operating return on tangible common equity of 16.12%1 • Q4 2024 adjusted operating return on assets of 1.03%1 and Full Year 2024 adjusted operating return on assets of 1.06%1 • Q4 2024 adjusted operating efficiency ratio (FTE) of 52.67%1 and Full Year 2024 adjusted operating efficiency ratio (FTE) of 53.31%1 Capitalize on Strategic Opportunities • Closed and integrated the acquisition of American National Bank • Announced the acquisition of Sandy Spring in October 2024 and received merger approvals for transaction from Federal Reserve on January 13, 2025 • Special Meeting of Shareholders to approve Sandy Spring merger scheduled for February 5, 2025 9 1 - For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measure in "Appendix - Reconciliation of Non-GAAP Disclosures

10 Caring Working together toward common goals, acting with kindness, respect and a genuine concern for others. Courageous Speaking openly, honestly and accepting our challenges and mistakes as opportunities to learn and grow. Committed Driven to help our clients, Teammates and company succeed, doing what is right and accountable for our actions. Our Core Values Culture — HOW we come together and interact as a team to accomplish our business and societal goals. Diversity, Equity, Inclusion, and Belonging Statement Atlantic Union Bank embraces diversity of thought and identity to better serve our stakeholders and achieve our purpose. We commit to cultivating a welcoming workplace where Teammate and customer perspectives are valued and respected.

11 We are focused on three Strategic Priorities Organic Deliver Organic Growth • Overweighting opportunities in Wholesale Banking Group • Directing consumer efforts to market segments and delivery channels with the strongest value proposition • Prioritizing fee income growth • Maintaining a reliable low-cost deposit base • Maximizing operating leverage, productivity, efficiency, and scale • Attracting and retaining top talent in alignment with broader business goals and strategic priorities Innovate and Transform • Pressing the relationship model advantage where bankers provide advocacy and advice, form stickier relationships, and use technology to enable deeper relationships • Creating a frictionless experience for customers by integrating human interactions with digital capabilities • Eliminating low value tasks and enabling more high value interactions with customers • Eliminating legacy system constraints and accelerating modernization of technology while rationalizing operating costs and reengineering processes • Emphasizing robotics, automation and FinTech partnerships Inorganic Strategic Investments • Leverage FinTech partnerships, strategic partner equity investments, as well as non-bank and whole-bank acquisition opportunities for step-change accelerants of growth • Acquisition philosophy remains: strategic, disciplined, and measured with an eye towards transactions that increase density and scarcity value, add contiguous markets, increase operating leverage, diversify revenue streams, and enable the reinvestment of cost savings into technology • Ensuring merger and acquisition activity complements, enables, and scales technology and the advancement of our customer value proposition, potentially including whole bank, non-bank, minority stakes, and partnerships

12 $13,305 $15,723 $16,611 $15,932 $16,818 $20,398 2019 2020 2021 2022 2023 2024 9% CAGR Balance Sheet Trends (GAAP) Data as of December 31 each respective year Loans ($mm) Deposits ($mm) Assets ($mm) 8% CAGR $17,563 $19,628 $20,065 $20,461 $21,166 $24,585 2019 2020 2021 2022 2023 2024 7% CAGR $12,611 $14,021 $13,196 $14,449 $15,635 $18,471 2019 2020 2021 2022 2023 2024

13 Strong Track Record of Performance (GAAP) Earnings Per Share Available to Common Shareholders ($) Return on Equity (ROE) (%) Return on Assets (ROA) (%) Efficiency Ratio (%) $2.41 $1.93 $3.26 $2.97 $2.53 $2.29 2019 2020 2021 2022 2023 2024 7.89% 6.14% 9.68% 9.51% 8.27% 7.04% 2019 2020 2021 2022 2023 2024 62.37% 60.19% 61.91% 57.46% 61.32% 62.09% 2019 2020 2021 2022 2023 2024 1.15% 0.83% 1.32% 1.18% 0.98% 0.88% 2019 2020 2021 2022 2023 2024 Data as of or for the twelve months ended each respective year

14 Strong Track Record of Performance (Non-GAAP) Data as of or for the twelve months ended each respective year (1) Non-GAAP financial measure; See reconciliation to most directly comparable GAAP measure in "Appendix -- Reconciliation of Non-GAAP Disclosures” Adjusted Operating Earnings Per Share Available to Common Shareholders, diluted ($)(1) Adjusted Operating Return on Tangible Common Equity (ROTCE) (%)(1) Adjusted Operating Return on Assets (ROA) (%)(1) Adjusted Operating Efficiency Ratio (FTE) (%)(1) $2.84 $2.21 $3.53 $2.92 $2.95 $2.74 2019 2020 2021 2022 2023 2024* 16.61% 12.64% 18.07% 17.06% 17.21% 16.12% 2019 2020 2021 2022 2023 2024* 51.79% 52.18% 54.52% 54.68% 54.15% 53.31% 2019 2020 2021 2022 2023 2024 1.35% 0.94% 1.43% 1.16% 1.14% 1.06% 2019 2020 2021 2022 2023 2024* * Includes ($0.14) of initial provision expense related to the American National acquisition, comprised of the initial provision on non-PCD loans, which represents the CECL “double count” of the non-PCD credit mark, and the initial reserve for unfunded commitments * Includes (0.57%) of initial provision expense related to the American National acquisition, comprised of the initial provision on non-PCD loans, which represents the CECL “double count” of the non-PCD credit mark, and the initial reserve for unfunded commitments * Includes (5 bps) of initial provision expense related to the American National acquisition, comprised of the initial provision on non-PCD loans, which represents the CECL “double count” of the non-PCD credit mark, and the initial reserve for unfunded commitments

15 Capital Ratio Regulatory Well Capitalized Minimums Atlantic Union Bankshares Atlantic Union Bank Atlantic Union Bankshares Atlantic Union Bank Common Equity Tier 1 Ratio (CET1) 6.5% 10.0% 12.4% 8.0% 10.5% Tier 1 Capital Ratio 8.0% 10.8% 12.4% 8.8% 10.5% Total Risk Based Capital Ratio 10.0% 13.6% 13.3% 11.7% 11.3% Leverage Ratio 5.0% 9.3% 10.7% 7.6% 9.0% Tangible Equity to Tangible Assets (non-GAAP)1 - 7.9% 9.4% 7.7% 9.2% Tangible Common Equity Ratio (non-GAAP) 1 - 7.2% 9.4% 7.0% 9.2% Strong Capital Position at December 31, 2024 1) For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” *Capital information presented herein is based on estimates and subject to change pending the Company’s filing of its regulatory reports Capital Management Strategy Atlantic Union capital management objectives are to: • Maintain designation as a “well capitalized” institution. • Ensure capital levels are commensurate with the Company’s risk profile, capital stress test projections, and strategic plan objectives. The Company’s capital ratios are well above regulatory well capitalized levels as of December 31, 2024 • On a proforma basis, the Company would be well capitalized if unrealized losses on securities were realized at December 31, 2024. Capital Management Actions • During the fourth quarter, the Company paid a common stock dividend of 34 cents per share, which was an increase of 6.3% from both the third quarter of 2024 and fourth quarter of 2023 dividend amounts. • During the fourth quarter of 2024, the Company paid dividends of $171.88 per outstanding share of Series A Preferred Stock Reported Proforma including AOCI and HTM unrealized losses

16 2025 AUB Standalone Financial Outlook1 1Key Assumptions • 2025 outlook does not include the financial impact of the pending Sandy Spring acquisition in results • The Federal Reserve Bank cuts the fed funds rate by 25 bps twice in 2025 • Increased likelihood of soft landing and expect relatively stable economy in AUB’s Virginia footprint in 2025 • Expect Virginia and North Carolina unemployment rate to remain low and below the national unemployment rate in 2025 Full Year 2025 Outlook 1 Loans (end of period) Mid-Single Digit Growth Deposits (end of period) Mid-Single Digit Growth Credit Outlook ACL to loans: ~100 – 110 bps Net charge-off ratio: ~15 – 20 bps Net Interest Income (FTE) 2,3 ~$775 - $800MM Net Interest Margin (FTE) 2,3 ~3.45% - 3.60% Adjusted Operating Noninterest Income2 ~$125 - $135MM Adjusted Operating Noninterest Expense 2 (excludes amortization of intangible assets) ~$475- $490MM Amortization of intangible assets ~$20MM 1) Information on this slide is presented as of January 23, 2025, reflects the Company’s updated financial outlook, certain of the Company’s financial targets, and key economic assumptions, and will not be updated or affirmed unless and until the Company publicly announces such an update or affirmation. The adjusted operating noninterest expense outlook excludes amortization of intangible assets, merger-related costs, and FDIC special assessments, and the adjusted operating noninterest income outlook excludes gains and losses on the sale of securities or loans. The FY 2025 financial outlook, the Company’s financial targets and the key economic assumptions contain forward-looking statements and actual results or conditions may differ materially. See the information set forth below the heading “Forward Looking Statements” on slide 2 of this presentation. 2) Refer to “Additional Information” slide and Appendix for non-GAAP disclosures. 3) Includes estimates of accretion income from the American National acquisition which are subject to change.

17 Appendix

18 Q4 2024 Allowance For Credit Losses (ACL) and Provision for Credit Losses Q4 Macroeconomic Forecast Q4 ACL Considerations Numbers may not foot due to rounding. Moody’s December 2024 Baseline Forecast: • US GDP expected to average ~2.2% growth in 2025 and ~1.6% in 2026. • The national unemployment rate expected to average ~4.1% in 2025 and 2026. • Utilizes a weighted Moody’s forecast economic scenarios approach in the quantitative model. • Qualitative factors were added for certain portfolios as deemed appropriate. • The reasonable and supportable forecast period is 2 years; followed by reversion to the historical loss average over 2 years. Allowance for Loan & Lease Losses (ALLL) Reserve for Unfunded Commitments (RUC) Allowance for Credit Losses 06/30/2024 Ending Balance % of loans $158.1MM (0.86%) $17.6MM (0.10%) $175.7MM (0.96%) Q3 2024 Activity +$2.6MM Increase due to the impact of continued uncertainty in the economic outlook on certain portfolios. -$0.6MM Slight decrease from last quarter due to decrease in unfunded balances. +$2.0MM $2.6 million Provision for Credit Losses and $0.7 million net charge-offs 09/30/2024 Ending Balance % of loans $160.7MM (0.88%) $16.9MM (0.09%) $177.6MM (0.97%) Q4 2024 Activity +$17.9MM Increase due to a new specific reserve, the impact of continued uncertainty in the economic outlook on certain portfolios, and organic loan growth. -$1.9MM Decrease primarily due to lower unfunded balances. +$16.1MM $17.5 million Provision for Credit Losses and $1.4 million net charge-offs 12/31/2024 Ending Balance % of loans $178.6MM (0.97%) $15.0MM (0.09%) $193.7MM (1.05%)

19 Diversified and Granular Loan Portfolio Total Loan Portfolio $18.5 billion at December 31, 2024 Non-Owner Occupied CRE Composition $4.9 billion at December 31, 2024 Total Portfolio Characteristics Duration Q4 2024 Weighted Average Yield (Tax Equivalent) 1.1 years 6.14% Figures may not total to 100% due to rounding Duration and Weighted Average Yield Data is as of or for the three months ended December 31, 2024 C&D 9.4% Owner Occupied CRE 12.8% C&I 20.9% Other Commercial 6.2% Commercial 1-4 Family 3.9% Non-Owner Occupied CRE 26.7% Multifamily RE 6.7% Consumer 1-4 Family 7.0% Residential 1-4 family - Revolving 4.1% Auto 1.7% Consumer 0.6% Retail 21.5% Office 17.9% Industrial/ Warehouse 18.1% Hotel, Motel, B&B 20.2% Senior Living 6.9% Self Storage 8.8% Other 6.7%

20 Commercial Real Estate (“CRE”) portfolio at December 31, 2024 Figures may not foot due to rounding CRE by class $ in millions Total Outstandings % of Portfolio Hotel/Motel B&B $997 5.4% Industrial/Warehouse $892 4.8% Office $882 4.8% Retail $1,059 5.7% Self Storage $436 2.4% Senior Living $341 1.8% Other $330 1.8% Total Non-Owner Occupied CRE $4,936 26.7% Owner Occupied CRE $2,370 12.8% Construction and Land Development $1,731 9.4% Multifamily Real Estate $1,240 6.7% Residential 1-4 Family - Commercial $719 3.9% Total CRE $10,996 59.5%

21 Other Office 76.7% Medical Office 23.3% Medical vs Other Office By Market ($ millions) Key Portfolio Metrics Carolinas $330 Western VA $125 Fredericksburg Area $104 Central VA $101 Coastal VA $68 Northern VA/Maryland $66 Eastern VA $46 Other $42 Total $882 Avg. Office Loan ($ thousands) $1,732 Median Office Loan ($ thousands) $571 Loan Loss Reserve / Office Loans 2.50% NCOs / Office Loans1 0.04% Delinquencies / Office Loans 0.06% NPL / Office Loans 0.00% Criticized Loans / Office Loans 8.48% Non-Owner Occupied Office CRE Portfolio at December 31, 2024 $882MM Non-Owner Occupied Office Portfolio Non-Owner Occupied Office Portfolio Credit Quality Geographically Diverse Non-Owner Occupied Office Portfolio 1Trailing 4 Quarters Avg NCO/Trailing 4 Quarter Avg Office Portfolio

22 By Market ($ millions) Key Portfolio Metrics Multifamily CRE Portfolio at December 31, 2024 Multifamily Portfolio Credit Quality Geographically Diverse Multifamily Portfolio 1Trailing 4 Quarters Avg NCO/Trailing 4 Quarter Avg Multifamily Portfolio Figures may not foot due to rounding Avg. Multifamily Loan ($ thousands) $2,526 Median Multifamily Loan ($ thousands) $646 Loan Loss Reserve / Multifamily Loans 0.47% NCOs / Multifamily Loans1 0.00% Delinquencies / Multifamily Loans 0.12% NPL / Multifamily Loans 0.01% Criticized Loans / Multifamily Loans 1.38% Carolinas $359 Western VA $256 Central VA $230 Coastal VA $165 Eastern VA $105 Fredericksburg Area $62 Northern VA/Maryland $29 Other $33 Total $1,240

23 Attractive Core Deposit Base Deposit Base Characteristics Deposit Composition at December 31, 2024 — $20.4 billion Cost of deposit data is as of and for the three months ended December 31, 2024 (1) Core deposits defined as total deposits less jumbo time deposits and brokered deposits • Q4 2024 cost of deposits – 2.48% • 88% core deposits(1) • 48% transactional accounts Non-Interest Bearing, 21% Interest Checking, 27% Money Market, 21% Retail Time, 14% Jumbo Time, 6% Brokered, 6% Savings, 5%

24 Granular Deposit Base $19,000 $19,000 $20,000 $98,000 $92,000 $94,000 Q4 2023 Q3 2024 Q4 2024 Customer Deposit Granularity Retail Avg. Deposits Acct Size Business Avg. Deposits Acct Size 29% 29% 27% 27% 29% $4,922 $5,094 $5,375 $5,551 $5,992 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Period End Uninsured and Uncollateralized Deposits as a Percentage of Total Deposits ($ in Millions)

25 Cash and Cash Equivalents (unrestricted) $377 Unencumbered Securities $1,063 FHLB Borrowing Capacity $2,447 Fed Funds Lines $597 Discount Window $3,014 Secondary Sources* $877 ($ in millions) Liquidity Position at December 31, 2024 Total Liquidity Sources of $8.4 billion ~140% liquidity coverage ratio of uninsured/uncollateralized deposits of $6.0 billion * Includes brokered deposits and other sources of liquidity Figures may not foot due to rounding Liquidity Sources Total $8.4 billion

26 Securities Portfolio at December 31, 2024 • Total securities portfolio of $3.3 billion with a total unrealized loss of $445.9 million • 78% of total portfolio book value in available-for-sale at an unrealized loss of $401.4 million • 22% of total portfolio book value designated as held-to-maturity with an unrealized loss of $44.5 million • Total effective duration of approximately 5 years. Securities portfolio is used defensively to neutralize overall asset sensitive interest rate risk profile • ~34% municipals, ~61% treasuries, agency MBS/CMOs and ~5% corporates and other investments • ~16% of the total portfolio are variable rate securities - primarily agency MBS/CMOs and corporates • Securities to total assets of 13.2% as of December 31, 2024, down from 13.8% on September 30, 2024 $3,069 $3,415 $3,246 4Q 2023 3Q 2024 4Q 2024 Investment Securities Balances (in m illions) Total AFS (fair value) and HTM (carrying value) 3.80% Yield 3.87% Yield 3.92% Yield

27 Reconciliation of Non-GAAP Disclosures We have provided supplemental performance measures determined by methods other than in accordance with GAAP. These non-GAAP financial measures are a supplement to GAAP, which we use to prepare our financial statements, and should not be considered in isolation or as a substitute for comparable measures calculated in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to non-GAAP financial measures of other companies. We use the non-GAAP financial measures discussed herein in our analysis of our performance. Management believes that these non-GAAP financial measures provide additional understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented without the impact of items or events that may obscure trends in our underlying performance or show the potential effects of accumulated other comprehensive income or unrealized losses on held to maturity securities on our capital.

28 Reconciliation of Non -GAAP Disclosures Adjusted operating measures exclude, as applicable, merger - related costs, FDIC special assessments, legal reserves associated with our previously disclosed settlement with the CFPB, strategic cost saving initiatives (principally composed of severance charges related to headcount reductions, costs related to modifying certain third party vendor contracts, and charges for exiting certain leases), strategic branch closing and related facility consolidation costs (principally composed of real estate, leases and other assets write downs, as well as severance and expense reduction initiatives), rebranding costs, the net loss related to balance sheet repositioning (principally composed of gains and losses on debt extinguishment), deferred tax asset write -down, gain (loss) on sale of securities, gain on sale -leaseback transaction, gain on sale of Dixon, Hubard, Feinour & Brown, Inc. ("DHFB"), and gain on the sale of Visa, Inc. Class B common stock. The Company believes these non -GAAP adjusted measures provide investors with important information about the continuing economic results of the Company’s operations. Tangible assets and tangible common equity are used in the calculation of certain profitability, capital, and per share ratios. The Company believes tangible assets, tangible common equity and the related ratios are meaningful measures of capital adequacy because they provide a meaningful base for period -to -period and company -to -company comparisons, which the Company believes will assist investors in assessing the capital of the Company and its ability to absorb potential losses. The Company believes tangible common equity is an important indication of its ability to grow organically and through business combinations as well as its ability to pay dividends and to engage in various capital management strategies. The Company believes that return on tangible common equity (“ROTCE”) is a meaningful supplement to GAAP financial measures and is useful to investors because it measures the performance of a business consistently across time without regard to whether components of the business were acquired or developed internally. (Dollars in thousands, except per share amounts) 4Q2024 2024 2023 2022 2021 2020 2019 Operating Earnings Net Income (GAAP) $ 57,785 $ 209,131 $ 201,818 $ 234,510 $ 263,917 $ 158,228 $ 193,528 Plus: Merger-related costs, net of tax 6,592 33,476 2,850 - - - 22,296 Plus: FDIC special assessment, net of tax - 664 2,656 - - - - Plus: Legal reserve, net of tax - - 6,809 - - - - Plus: Strategic cost saving initiatives, net of tax - - 9,959 - - - - Plus: Strategic branch closing and facility consolidation costs, net of tax - - - 4,351 13,775 5,343 - Plus: Rebranding costs, net of tax - - - - - - 5,099 Plus: Net loss related to balance sheet repositioning, net of tax - - - - 11,609 25,979 12,953 Plus: Deferred tax asset write-down - 4,774 - - - - - Less: Gain (loss) on sale of securities, net of tax 13 (5,129) (32,381) (2) 69 9,712 6,063 Less: Gain on sale-leaseback transaction, net of tax - - 23,367 - - - - Less: Gain on sale of DHFB, net of tax - - - 7,984 - - - Less: Gain on Visa, Inc. Class B common stock, net of tax - - - - 4,058 - - Adjusted operating earnings (non-GAAP) $ 64,364 $ 253,174 $ 233,106 $ 230,879 $ 285,174 $ 179,838 $ 227,813 Less: Dividends on preferred stock 2,967 11,868 11,868 11,868 11,868 5,658 - Adjusted operating earnings available to common shareholders (non-GAAP) $ 61,397 $ 241,306 $ 221,238 $ 219,011 $ 273,306 $ 174,180 $ 227,813 Earnings per share (EPS) Weighted average common shares outstanding, diluted 91,533,273 87,909,237 74,962,363 74,953,398 77,417,801 78,875,668 80,263,557 EPS available to common shareholders, diluted (GAAP) $ 0.60 $ 2.24 $ 2.53 $ 2.97 $ 3.26 $ 1.93 $ 2.41 Adjusted operating EPS available to common shareholders, diluted (non-GAAP) $ 0.67 $ 2.74 $ 2.95 $ 2.92 $ 3.53 $ 2.21 $ 2.84 Return on assets (ROA) Average assets $ 24,971,836 $ 23,862,190 $ 20,512,402 $ 19,949,388 $ 19,977,551 $ 19,083,853 $ 16,840,310 ROA (GAAP) 0.92% 0.88% 0.98% 1.18% 1.32% 0.83% 1.15% Adjusted operating ROA (non-GAAP) 1.03% 1.06% 1.14% 1.16% 1.43% 0.94% 1.35% Return on equity (ROE) Adjusted operating earnings available to common shareholders (non-GAAP) $ 61,397 $ 241,306 $ 221,238 $ 219,011 $ 273,306 $ 174,180 $ 227,813 Plus: Amortization of intangibles, tax effected 4,435 15,253 6,937 8,544 10,984 13,093 14,632 Adjusted operating earnings available to common shareholders before amortization of intangibles (non-GAAP) $ 65,832 $ 256,559 $ 228,175 $ 227,555 $ 284,290 $ 187,273 $ 242,445 Average equity (GAAP) $ 3,177,934 $ 2,971,111 $ 2,440,525 $ 2,465,049 $ 2,725,330 $ 2,576,372 $ 2,451,435 Less: Average goodwill 1,212,724 1,139,422 925,211 930,315 935,560 935,560 912,521 Less: Average amortizable intangibles 87,274 73,984 22,951 34,627 49,999 65,094 79,405 Less: Average perpetual preferred stock 166,356 166,356 166,356 166,356 166,356 93,658 - Average tangible common equity (non-GAAP) $ 1,711,580 $ 1,591,349 $ 1,326,007 $ 1,333,751 $ 1,573,415 $ 1,482,060 $ 1,459,509 ROE (GAAP) 7.23% 7.04% 8.27% 9.51% 9.68% 6.14% 7.89% Return on tangible common equity (ROTCE) Net Income available to common shareholders (GAAP) $ 54,818 $ 197,263 $ 189,950 $ 222,642 $ 252,049 $ 152,570 $ 193,528 Plus: Amortization of intangibles, tax effected 4,435 15,253 6,937 8,544 10,984 13,093 14,632 Net Income available to common shareholders before amortization of intangibles (non-GAAP) $ 59,253 $ 212,516 $ 196,887 $ 231,186 $ 263,033 $ 165,663 $ 208,160 ROTCE 13.77% 13.35% 14.85% 17.33% 16.72% 11.18% 14.26% Adjusted operating ROTCE (non-GAAP) 15.30% 16.12% 17.21% 17.06% 18.07% 12.64% 16.61% For the three months ended ADJUSTED OPERATING EARNINGS & FINANCIAL METRICS For the years ended

29 Reconciliation of Non-GAAP Disclosures The adjusted operating efficiency ratio (FTE) excludes, as applicable, the amortization of intangible assets, merger-related costs, FDIC special assessments, strategic cost saving initiatives (principally composed of severance charges related to headcount reductions, costs related to modifying certain third party vendor contracts, and charges for exiting certain leases), a legal reserve associated with our previously disclosed settlement with the CFPB, strategic branch closing and related facility consolidation costs (principally composed of real estate, leases and other assets write downs, as well as severance and expense reduction initiatives), rebranding costs, the losses related to balance sheet repositioning (principally composed of gains and losses on debt extinguishment), gain (loss) on sale of securities, gain on sale-leaseback transaction, gain on sale of DHFB, gain on the sale of Visa, Inc. Class B common stock, and losses related to balance sheet repositioning. This measure is similar to the measure used by the Company when analyzing corporate performance and is also similar to the measure used for incentive compensation. The Company believes this adjusted measure provides investors with important information about the continuing economic results of the Company’s operations. For the three months ended (Dollars in thousands) 4Q2024 2024 2023 2022 2021 2020 2019 Noninterest expense (GAAP) $ 129,675 $ 507,534 $ 430,371 $ 403,802 $ 419,195 $ 413,349 $ 418,340 Less: Amortization of intangible assets 5,614 19,307 8,781 10,815 13,904 16,574 18,521 Less: Merger-related costs 7,013 40,018 2,995 - - - 27,824 Less: FDIC special assessment - 840 3,362 - - - - Less: Strategic cost saving initiatives - - 12,607 - - - - Less: Legal reserve - - 8,300 - - - - Less: Strategic branch closing and facility consolidation costs - - - 5,508 17,437 6,764 - Less: Rebranding costs - - - - - - 6,455 Less: Losses related to balance sheet repositioning - - - - 14,695 31,116 16,397 Adjusted operating noninterest expense (non-GAAP) $ 117,048 $ 447,369 $ 394,326 $ 387,479 $ 373,159 $ 358,895 $ 349,143 Net interest income (GAAP) $ 183,248 $ 698,539 $ 611,013 $ 584,261 $ 551,260 $ 555,298 $ 537,872 Noninterest income (GAAP) 35,227 118,878 90,877 118,523 125,806 131,486 132,815 Total revenue (GAAP) $ 218,475 $ 817,417 $ 701,890 $ 702,784 $ 677,066 $ 686,784 $ 670,687 Net interest income (FTE) (non-GAAP) $ 187,039 $ 713,765 $ 625,923 $ 599,134 $ 563,851 $ 566,845 $ 548,993 Adjusted operating noninterest income (non-GAAP) 35,210 125,371 102,287 109,444 120,582 120,961 125,140 Total adjusted revenue (FTE) (non-GAAP) $ 222,249 $ 839,136 $ 728,210 $ 708,578 $ 684,433 $ 687,806 $ 674,133 Noninterest income (GAAP) $ 35,227 $ 118,878 $ 90,877 $ 118,523 $ 125,806 $ 131,486 $ 132,815 Less: Gain (loss) on sale of securities 17 (6,493) (40,989) (3) 87 12,294 7,675 Less: Gain on sale-leaseback transaction - - 29,579 - - - - Less: Gain on sale of DHFB - - - 9,082 - - - Less: Gain on Visa, Inc. Class B common stock - - - - 5,137 - - Plus: Losses related to balance sheet repositioning - - - - - 1,769 - Adjusted operating noninterest income (non-GAAP) $ 35,210 $ 125,371 $ 102,287 $ 109,444 $ 120,582 $ 120,961 $ 125,140 Efficiency ratio (GAAP) 59.35% 62.09% 61.32% 57.46% 61.91% 60.19% 62.37% Adjusted operating efficiency ratio (FTE) (non-GAAP) 52.67% 53.31% 54.15% 54.68% 54.52% 52.18% 51.79% ADJUSTED OPERATING EFFICIENCY RATIO For the years ended December 31,

30 Reconciliation of Non-GAAP Disclosures Tangible assets and tangible common equity are used in the calculation of certain profitability, capital, and per share ratios. The Company believes tangible assets, tangible common equity and the related ratios are meaningful measures of capital adequacy because they provide a meaningful base for period-to-period and company-to-company comparisons, which the Company believes will assist investors in assessing the capital of the Company and its ability to absorb potential losses. The Company believes tangible common equity is an important indication of its ability to grow organically and through business combinations, as well as its ability to pay dividends and to engage in various capital management strategies. The Company also calculates adjusted tangible common equity to tangible assets ratios to exclude AOCI, which is principally comprised of unrealized losses on AFS securities, and to include the impact of unrealized losses on HTM securities. The Company believes that each of these ratios enables investors to assess the Company's capital levels and capital adequacy without the effects of changes in AOCI, some of which are uncertain and difficult to predict, or assuming that the Company realized all previously unrealized losses on HTM securities at the end of the period, as applicable. (Dollars in thousands, except per share amounts) Atlantic Union Bankshares Atlantic Union Bank Tangible Assets Ending Assets (GAAP) $ 24,585,323 $ 24,469,190 Less: Ending goodwill 1,214,053 1,214,053 Less: Ending amortizable intangibles 84,563 84,563 Ending tangible assets (non-GAAP) $ 23,286,707 $ 23,170,574 Tangible Common Equity Ending equity (GAAP) $ 3,142,879 $ 3,474,844 Less: Ending goodwill 1,214,053 1,214,053 Less: Ending amortizable intangibles 84,563 84,563 Less: Perpetual preferred stock 166,357 — Ending tangible common equity (non-GAAP) $ 1,677,906 $ 2,176,228 Net unrealized losses on HTM securities, net of tax $ (44,516) $ (44,516) Accumulated other comprehensive loss (AOCI) $ (359,686) $ (359,686) Common shares outstanding at end of period 89,770,231 Average equity (GAAP) $ 3,177,934 $ 3,499,492 Less: Average goodwill 1,212,724 1,212,724 Less: Average amortizable intangibles 87,274 87,274 Less: Average perpetual preferred stock 166,356 — Average tangible common equity (non-GAAP) $ 1,711,580 $ 2,199,494 Less: Perpetual preferred stock Common equity to total assets (GAAP) 12.1% 14.2% Tangible equity to tangible assets (non-GAAP) 7.9% 9.4% Tangible equity to tangible assets, incl net unrealized losses on HTM securities (non-GAAP) 7.7% 9.2% Tangible common equity to tangible assets (non-GAAP) 7.2% 9.4% Tangible common equity to tangible assets, incl net unrealized losses on HTM securities (non-GAAP) 7.0% 9.2% Tangible common equity to tangible assets, ex AOCI (non-GAAP)1 8.8% Book value per common share (GAAP)1 $ 33.40 Tangible book value per common share (non-GAAP)1 $ 18.83 Tangible book value per common share, ex AOCI (non-GAAP)1 $ 22.87 Leverage Ratio Tier 1 capital $ 2,229,519 $ 2,563,499 Total average assets for leverage ratio $ 23,995,276 $ 23,876,131 Leverage ratio 9.3% 10.7% Leverage ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 7.6% 9.0% TANGIBLE ASSETS, TANGIBLE COMMON EQUITY, AND LEVERAGE RATIO As of December 31, 2024 1Calculation excludes the impact of 658,001 unvested restricted stock awards (RSAs) outstanding as of December 31, 2024

31 Reconciliation of Non-GAAP Disclosures All regulatory capital ratios at December 31, 2024 are estimates and subject to change pending the Company’s filing of its FR Y-9C. In addition to these regulatory capital ratios, the Company adjusts certain regulatory capital ratios to include the impacts of AOCI, which the Company has elected to exclude from regulatory capital ratios under applicable regulations, and net unrealized losses on HTM securities, assuming that those unrealized losses were realized at the end of the period, as applicable. The Company believes that each of these ratios help investors to assess the Company's regulatory capital levels and capital adequacy. (Dollars in thousands) Atlantic Union Bankshares Atlantic Union Bank Risk-Based Capital Ratios Net unrealized losses on HTM securities, net of tax $ (44,516) $ (44,516) Accumulated other comprehensive loss (AOCI) $ (359,686) $ (359,686) Common equity tier 1 capital $ 2,063,163 $ 2,563,499 Tier 1 capital $ 2,229,519 $ 2,563,499 Total capital $ 2,819,398 $ 2,740,617 Total risk-weighted assets $ 20,713,030 $ 20,599,081 Common equity tier 1 capital ratio 10.0% 12.4% Common equity tier 1 capital ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 8.0% 10.5% Tier 1 capital ratio 10.8% 12.4% Tier 1 capital ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 8.8% 10.5% Total capital ratio 13.6% 13.3% Total capital ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 11.7% 11.3% RISK-BASED CAPITAL RATIOS As of December 31, 2024

32 Reconciliation of Non-GAAP Disclosures The Company believes net interest income (FTE), total revenue (FTE), and total adjusted revenue (FTE), which are used in computing net interest margin (FTE), efficiency ratio (FTE) and adjusted operating efficiency ratio (FTE), provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing the yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. (Dollars in thousands) 4Q2024 3Q2024 Net interest income (GAAP) $ 183,248 $ 182,932 FTE adjustment 3,791 3,899 Net interest income (FTE) (non-GAAP) $ 187,039 $ 186,831 Noninterest income (GAAP) 35,227 34,286 Total revenue (FTE) (non-GAAP) $ 222,266 $ 221,117 Average earning assets $ 22,373,970 $21,983,946 Net interest margin (GAAP) 3.26% 3.31% Net interest margin (FTE) (non-GAAP) 3.33% 3.38% NET INTEREST MARGIN For the three months ended